================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2007

                        NATIONAL TECHNICAL SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          California                       0-16438                95-4134955
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

            24007 Ventura Boulevard, Suite 200
                   Calabasas, California                             91302
         (Address of Principal Executive Offices)                  Zip Code

                                 (818) 591-0776
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02. Results of Operation and Financial Condition.

      On September 13, 2007, we issued a press release and held an earnings call announcing our financial results for our second fiscal quarter and six months ended July 31, 2007. The information contained in the press release and in the earnings call is incorporated herein by reference and furnished as Exhibits 99.1 and 99.2

      The information in this Item 2.02, Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits

            Exhibit 99.1    Press release dated September 13, 2007

            Exhibit 99.2    Transcript of September 13, 2007 earnings call

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2007                      National Technical Systems, Inc.


                                              By: /s/ Raffy Lorentzian
                                                  ------------------------------
                                                  Name:  Raffy Lorentzian
                                                  Title: Senior Vice President
                                                         Chief Financial Officer